SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2010
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
formation)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On June 8, 2010, Grubb & Ellis Company (the “Company”) issued a press release regarding the registration statement on Form S-3 that it filed with the Securities and Exchange Commission on June 4, 2010 relating solely to shares of common stock of the Company, par value $0.01 per share, owned by the Company’s Chairman, C. Michael Kojaian, and entities affiliated with Mr. Kojaian (collectively, the “Kojaian Parties”). In the press release, Mr. Kojaian stated, among other things, that the Kojaian Parties have no specific plan or current intention to sell any shares of common stock, noting his long history with the Company and his confidence in the Company’s leadership and long-term growth strategy.
     The foregoing is a summary of the press release, which is filed herewith as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) The following are filed as Exhibits to this Current Report on Form 8-K:
          99.1 Press Release issued by Grubb & Ellis Company on June 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Matthew A. Engel
Matthew A. Engel
Interim Chief Financial Officer, Senior Vice President, Chief Accounting Officer

Dated: June 10, 2010